                                                                   EXHIBIT 4.4

                                 [FAROUDJA LOGO]

           NUMBER                                        SHARES
       FLI _________                                   __________

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                        CUSIP 311643 10 0


This Certifies that


                                    SPECIMEN


is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                                  FAROUDJA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

     /s/ Michael Hoberg                        /s/ Michael J. Moone
     -----------------------------             -----------------------------
         Michael Hoberg                            Michael J. Moone
         VICE PRESIDENT OF FINANCE                 PRESIDENT AND CHIEF
         AND TREASURER                             EXECUTIVE OFFICER


                                      [SEAL]


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
               TRANSFER AGENT AND REGISTRAR
BY _____________________________________________
                            AUTHORIZED SIGNATURE

                                   FAROUDJA, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT -- ______________Custodian____________
                        (Cust)                (Minor)
                     under Uniform Gifts to Minor
                     Act _______________________________
                                    (State)
UNIF TRF MIN ACT --  ______________Custodian (until age___)
                         (Cust)
                      ____________under Uniform Transfers
                      (Minor)
                      to Minors Act _____________________
                                       (State)

      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
/                                    /

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                                   X __________________________________________

                                   X __________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.